EXHIBIT I

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement of Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Date:  February 16, 2010

GT SOLAR HOLDINGS, LLC

By: OCM/GFI Power Opportunities Fund II, L.P.
Its: Managing Member

By: GFI Power Opportunities Fund II GP, LLC
Its: General Partner

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

By: OCM/GFI Power Opportunities Fund II (Cayman), L.P.
Its: Managing Member

By: GFI Power Opportunities Fund II GP (Cayman) Ltd.
Its: General Partner

By: GFI Power Opportunities Fund II GP, LLC
Its: Director

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

OCM/GFI POWER OPPORTUNITIES FUND II, L.P.

By: GFI Power Opportunities Fund II GP, LLC
Its: General Partner

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

OCM/GFI POWER OPPORTUNITIES FUND II (CAYMAN), L.P.

By: GFI Power Opportunities Fund II GP (Cayman) Ltd.
Its: General Partner

By: GFI Power Opportunities Fund II GP, LLC
Its: Director

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

GFI POWER OPPORTUNITIES FUND II GP (CAYMAN) LTD.

By: GFI Power Opportunities Fund II GP, LLC,
Its: Director

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

GFI POWER OPPORTUNITIES FUND II GP, LLC

By: G3W Ventures LLC
Its: Managing Member

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

G3W VENTURES LLC

By:	/s/ Lawrence D. Gilson
Name: Lawrence D. Gilson
Title: Chairman

OCM POWER OPPORTUNITIES FUND II GP (CAYMAN), LTD.

By: OCM Power Opportunities Fund II GP, L.P.
Its: Director

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OCM POWER OPPORTUNITIES FUND II GP, L.P.

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President, Legal

OAKTREE HOLDINGS, INC.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President and Assistant Secretary

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President and Assistant Secretary

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President and Assistant Secretary

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC
Its: Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President, Legal

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Vice President, Legal